SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                                   BICO, INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                   One Wakonda
                             Dove Canyon, California                92679
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (949) 509-9858
               --------------------------------------------------
               Registrant's telephone number, including area code

                             2275 Swallow Hill Road
                                   Bldg. 2500
                            Pittsburgh, Pennsylvania
                                      15220
           ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

On March 30, 2005, BICO entered into a Settlement Agreement and Mutual General Releases with Kenneth F. Raznick, Chairman of the Board of Directors of BICO, Susan Raznick, Mr. Raznick's spouse, RFK Investments, LLC, a Michigan limited liability company wholly owned by Mr. Raznick, Richard M. Greenwood, Chief Executive Officer, President and member of the Board of Directors of BICO, Mark DiCamillo, Executive Vice President and Chief Operating Officer of BICO, Richard Rundles, Executive Vice President- Real Estate Distribution Development, John D. Hannesson, formerly Executive Vice President of Law and Administration of BICO, Perrin, Holden & Davenport Capital Corp., Jody Eisenman, principal of Perrin Holden & Davenport Capital, and Nelson Braff, principal of Perrin Holden & Davenport Capital.

The Settlement Agreement was entered into in connection with resolution of certain issues arising from the merger of cXc Services, Inc. into BICO during the last fiscal year. The Settlement Agreement provides for: (i) an agreement by the parties for a reduction in the conversion ratio of the Series M Preferred Stock of BICO from one share of Series M Preferred Stock convertible into one thousand (1000) shares of common stock of BICO to one share of Series M Preferred Stock convertible into thirteen and fifteen one-hundredths (13.15) shares of common stock of BICO and to seek consent for such reduction from the Series M Preferred Stock holders and the members of the Board of BICO; (ii) a cash payment to BICO from Mr. Raznick in the amount of $117,500; (iii) the resignation of Mr. Raznick as a member and Chairman of the Board of Directors of BICO; and (iv) various releases of claims among the parties.

Item 3.03     Material Modification to Rights of Equity Holders.

In connection with the Settlement Agreement, written consent of all of members of the Board of Directors and all of the holders of Series M Preferred Stock of BICO was obtained on March 30, 2005 with respect to the approval of the Amended and Restated Certificate of Designation which reduced the conversion ration from one share of Series M Preferred Stock convertible into one thousand (1000) shares of common stock of BICO to one share of Series M Preferred Stock convertible into thirteen and fifteen one-hundredths (13.15) shares of common stock of BICO. The Amended and Restated Certificate of Designation of the Series M Preferred Stock will be filed with the Secretary of State of the State of Pennsylvania pursuant to the written consents.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Settlement Agreement, Kenneth Raznick resigned as a member and Chairman of the Board of Directors of BICO and Mark DiCamillo was appointed as a member of the Board of Directors of BICO.

Mark DiCamillo: Executive Vice President, Chief Operating Officer and member of the Board of Directors of BICO. Mr. DiCamillo is a leading expert in web phone systems and technologies and has successfully managed Internet screen phone deployments with iBank at the Mall of America, Illinois Power in Champaign, Illinois, and Portland General Electric in Portland, Oregon. Prior to joining cXc Services, from 1995 - 2003 Mr. DiCamillo was COO of HomeAccess MicroWeb, Inc., a software developer and systems provider for Internet Appliances. Since 2003 DiCamillo has been VP & Chief Operating Officer of Once Upon a Family, LLC, a producer and distributor of consumer products.

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
              Year.

Pursuant to the written consent of all of members of the Board of Directors and all of the holders of Series M Preferred Stock of BICO obtained on March 30, 2005, the Amended and Restated Certificate of Designation which reduced the conversion ration from one share of Series M Preferred Stock convertible into one thousand (1000) shares of common stock of BICO to one share of Series M Preferred Stock convertible into thirteen and fifteen one-hundredths (13.15) shares of common stock of BICO was approved. The date of conversion of the Series M Preferred Stock changes from a date chosen by a majority of the outstanding Series M Preferred Shares to an automatic conversion of twenty-five percent (25%) of the outstanding Series M Preferred on each of: November 30, 2007, January 31, 2008, March 31, 2008 and May 31, 2008. The Amended and Restated Certificate of Designation of the Series M Preferred Stock will be filed with the Secretary of State of the State of Pennsylvania pursuant to the written consents.

Item 9.01     Financial Statements and Exhibits.

     (c)      Exhibits.

     The following documents are being filed herewith by BICO as exhibits to this Current Report on Form 8-K:

3.1  Amended and Restated Certificate of Designation Series M Preferred Stock.

10.1 Settlement Agreement and Mutual General Releases.

99.1 Press release of BICO dated March 30, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BICO, INC.
                                            (Registrant)


Date:  April 1, 2005                        By:  /s/  Richard M. Greenwood
                                               --------------------------------
                                                      Richard M. Greenwood
                                                      Chief Executive Officer
                                                      and President